Exhibit 10

                                       -1-
Date:   ________, 2007                              Amount: Up To $7,500 (U.S.)

                          LIGHTTOUCH VEIN & LASER, INC.

                                 PROMISSORY NOTE
                        BEARING INTEREST AT 10% PER ANNUM
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         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO-ACTION" OR INTERPRETIVE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.
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         LIGHTTOUCH VEIN & LASER, INC., a corporation duly organized and existing under the laws of the state of Nevada (hereinafter referred to as the "Company"), for value received, hereby promises to pay to Ed Bailey, the registered holder hereof, up to that amount borrowed by the Company from Mr. Bailey which as of the date of the note is ___________dollars ($___,000) one year from date, upon presentation and surrender of this promissory note (the "Note") at the offices of the Company, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, until the principal hereof is paid or made available for payment as herein provided. Mr. Bailey has agreed to loan a total of up to seven thousand five hundred dollars ($7,500) to the Company on the terms, conditions and documentation provided in this Note.

         This Note is subject to the following further terms and material provisions:

         1. Letter of Credit. Mr. Bailey agrees to loan the Company up to seven thousand five hundred dollars ($7,500) at any time within one year of the date of this Note upon request of the Company. All sums loaned to the Company shall be on the same terms and conditions of this Note and be covered by this Note. At the execution of this Note, Mr. Bailey is loaning an initial __________ thousand dollars ($__,000) to the Company.

         2. Term and Interest. The date of maturity of the Note shall be one year from the date of issuance, subject to prepayment as set forth in paragraph 3 hereof. The Note shall bear simple interest at the rate of ten percent (10.0%) per annum. The principal on the Note is payable on the maturity date, subject to prepayment as set forth in paragraph 3 hereof, and will be paid at the office of the Company, maintained for such purposes, to the registered holder of the Note on the books and records of the Company. Accrued interest on the Note will be payable annually, on the anniversary date of the Note, and will be paid at the office of the Company, maintained for such purposes, to the register holder of the Note on the books and records of the Company

         3. Prepayment. This Note is subject to prepayment, in whole or in part, at the election of the Company at any time, upon not less than 10 days notice. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note and accrued interest at the date of prepayment. On the date fixed for prepayment by the Company, the amount of principal shall be paid in cash or certified funds. Any Note which is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment. If less than all the Note principal amount and interest is to be prepaid, notice of the proposed prepayment shall be sent to the registered holder of the Note and such prepayment shall be made. The note is subject to prepayment, at the election of the Holder, upon the completion of financing by the Company which raises from investors, other than current shareholders, a minimum of fifty thousand dollars ($50,000) in the form of equity or debt financing. Additionally, upon the raising of fifty thousand dollars ($50,000) from outside investors whether in the form of debt or equity investments into the Company, Mr. Bailey will no longer provide a letter of credit up to twenty thousand dollars ($20,000) and will not loan any further funds to the Company beyond the funds already loaned as of such date.

         4. Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of transfer, or exchange of Notes herein expressly provided for) when:

                  (a) The Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal and interest amounts under the Note; and

                  (b) All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been met.

         5. Events of Default. "Events of Default," when used herein, whatever the reason for such event of default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or government body or be caused by the provisions of any paragraph herein means any one of the following events:

                  (a) Default in the payment of the principal of the Note, when due, whether at maturity, or otherwise; or

                  (b) Default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 30 days after there has been given to the Company by registered or certified mail, by the holders of a majority in principal amount of the outstanding Note, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (c) The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

                  (d) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or

                  (e) The consent by the Company to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property), or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         6. Acceleration of Maturity. If an event of default occurs and is continuing then, in every such case, the holder of a majority in principal amount of the outstanding Notes, may declare the principal of the Notes to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the holders, the holders of a majority of the principal of the outstanding Notes, by written notice to the Company, may rescind and annul such declaration and its consequences, if all events of default, other than the nonpayment of the principal of the Notes which has become due solely by such acceleration, has been cured or waived. No such recession shall affect any subsequent default or impair any right contingent thereon.

         7. Suits for Enforcement. If an event of default occurs and is continuing, the holder of a majority in principal amount of the outstanding Note may, in their discretion, proceed to protect and enforce their rights by such appropriate judicial proceedings as the holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement under this Note or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         8. Limitation on Suits. No holder of any Note shall have any right to institute any proceedings, judicial or otherwise, with respect to this Note, or for the appointment of a receiver or trustee, or for any remedy hereunder, unless such holder has previously given written notice to the Company of a continuing event of default as provided above; it being understood and intended that no one or more holders of this Note shall have any right in any manner whatever by virtue of, or by availing of, any provisions of this Note to effect, disturb or prejudice the right of any other holders of Notes, or to obtain or to seek to obtain priority or preference over any other holders or to enforce any right under this Note, except in the manner herein provided and for the equal and ratable benefit of all the holders of the Note.

         9. Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Note to be given or taken by the holder hereof or by the holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by their agent or attorney-in-fact, duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein. Such instrument or instruments, and the action embodied therein or evidenced thereby, are herein sometimes referred to as the "act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of writing appointing any such agent shall be sufficient for any purpose of this Note if the fact and date of execution by any person of any purpose of the Note if the fact and date of execution by any person of any such instrument or writing is verified by the affidavit of a witness of such execution or by the request, demand, authorization, direction, notice, consent, waiver, or other action by the holder of this Note shall bind every Note holder of the same Note and the holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by any person in reliance thereon, whether or not notation of such action is made upon such Note.

         10. Notices to Holders; Waiver. Where this Note provides for notice to holders of any event, such notice shall be sufficiently given if in writing and sent by courier providing for delivery within 72 hours or mailed, registered, postage prepaid, to each holder affected by such event, at his address as it appears in the Note register maintained by the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the holder of this Note in the manner for giving notices set forth herein), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, any such waiver shall be equivalent of such notice.

         11. Restrictions. The holder of this Note, by acceptance hereof, represents and warrants as follows:

                  (a) The Note is being acquired for the holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration or other compliance under the Securities Act and applicable state securities laws, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

                  (b) The holder hereof has been advised and understands that the Note has not been registered under the Securities Act and the Note must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note under the Securities Act; in the absence of such registration, sale of the Note may be impracticable; the Company will maintain stop-transfer orders against registration of transfer of the Note. The Company may refuse to transfer the Note unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no-action" or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note if any set forth herein. The Company may also refuse to transfer the Note if any circumstance is present reasonably indicating that the transferee's representations are not accurate.

         12. Conversion. Subject to, and in compliance with, the provisions contained herein, the Holder of this Note is entitled, at its or his option, at any time prior to maturity or payment, or in case this Note or some portion hereof shall have been called for prepayment or considered in default under paragraph 5 hereof, then, in respect of this Note or such portion hereof, to convert this Note (or any portion of the principal amount hereof), into validly issued, fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock of the Company (the "Common Stock" or "Shares") at the rate of one share for each $0.001 per share of principal and accrued but unpaid interest of the Note, subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by surrender of this Note, duly endorsed (if so required by the Company) or assigned to the Company or in blank, to the Company at its offices, accompanied by written notice to the Company, that the Holder hereof elects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. On conversion, no adjustment for interest is to be made, but if any Holder surrenders this Note for conversion between the record date for the payment of any installment of interest and the next interest payment date, the holder of such Note when surrendered for conversion shall be entitled to payment of the interest thereon from the last preceding record date for interest through the date of conversion which the registered holder is entitled to receive on such conversion date. No fraction of Shares will be issued on conversion, but instead of any fractional interest, the Company will pay cash adjustments as provided herein. Following receipt of the written notice of intention to convert the Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified herein without registration or qualification under applicable federal and state securities laws. The Shares this Note shall be converted into shall be after taking into affect any stock splits, recapitalizations or other changes in the Company's common stock prior to a merger or acquisition with an operating entity.

         13. Severability. In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         14. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada.

         15. Legal Holidays. In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

         16. Delay or Omission; No Waiver. No delay or omission of any holder of the Note to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or any acquiescence therein. Every right or remedy given hereby or by law may be from time to time, and as often as may be deemed expedient.

         17. Miscellaneous. This Note is subject to the following additional terms and conditions:

                  (a) If this Note is placed with any attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the registered holder hereof, because of any default in the terms and conditions herein, then in either event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by the registered holder hereof in so doing.

                  (b) None of the rights and remedies of the registered holder hereof shall be waived or affected by failure or delay to exercise them. All remedies conferred on the registered holder of this Note shall be cumulated and none is exclusive. Such remedies may be exercised concurrently or consecutively at the registered holder's option.

                  (c) This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 11 hereof.

                  (d) The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest, and of nonpayment of this Note.

         DATED effective as of the ______ day of ______________, 2007.

                                    LIGHTTOUCH VEIN & LASER, INC.


                                    By
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                                                 Its Duly Authorized Manager

                                    Ed Bailey


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